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                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Ronald W. Dollens, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Guidant Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Report of Guidant Corporation on Form 10-K for the year ended December 31, 2001;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Guidant Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.


/s/ Ronald W. Dollens                              Subscribed and sworn to
---------------------                              before me this 13th day of
Ronald W. Dollens                                  August, 2002.
August 13, 2002
                                                   /s/ Nancy C. Garcia
                                                   -------------------
                                                   Notary Public

                                                   My Commission Expires:
                                                      Nancy C. Garcia
                                             Notary Public, State of Indiana
                                                      County of Marion
                                              My Commission Expires 02/01/2007